Exhibit 10.4
AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT
     This Amendment to Master Loan and Security Agreement (this “Amendment”), dated as of August 12, 2011, is made and entered into by and between General Electric Capital Corporation (“Lender”) and Choice Environmental Services, Inc. (“Debtor”).
WHEREAS, Debtor and Lender have entered into that certain Loan and Security Agreement dated as of the date hereof (as amended and supplemented, the “Security Agreement”); and
WHEREAS, Debtor and Lender desire to amend the Security Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Lender hereby agree as follows:
     Section 1. Security Agreement Amendments. The Security Agreement is hereby amended as provided in this Section.
     (a) The second clause of the first sentence of Section 1.2 of the Security Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
the Equipment is free from and will be kept free from all liens, claims, security interests and encumbrances other than that created hereby or those that have been approved by Lender, in writing;
     (b) The second clause of the first sentence of Section 2.2 of the Security Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
to extinguish or defend any action, proceeding or claim affecting the Equipment except those that have been approved by Lender, in writing;
     (c) Section 3.5 of the Security Agreement is hereby amended by adding the following sentence to the end of such Section:
Notwithstanding the foregoing, Lender shall maintain as confidential any Confidential Information (as defined in that certain Confidentiality Agreement dated as of March 21, 2011, between Lender and Debtor (the “Confidentiality Agreement”)) as provided in and required by the terms and conditions of the Confidentiality Agreement.
     (d) Clause (e) of Section 5.1 of the Security Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
(e) (i) Debtor or a Guarantor becomes insolvent, ceases to do business as a going concern, makes an assignment for the benefit of creditors, or takes advantage of any law for the relief of debtors, or (ii) a petition in bankruptcy or for an arrangement, reorganization, or similar relief is filed by or against Debtor or a Guarantor and is not dismissed within thirty (30) days, or (iii) any material property of Debtor or a Guarantor is attached, or a trustee or receiver is appointed for Debtor or a Guarantor or for substantial part of its property, or Debtor or a Guarantor applies for such appointment;
     (e) Clause (f) of Section 5.1 of the Security Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
(f) any of the Equipment is lost or destroyed and Debtor does not pay Lender the full amount of all indebtedness related to such Equipment within thirty (30) days of such loss or destruction;
     (f) Clause (p) of Section 5.1 of the Security Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
(p) [intentionally omitted];

     (g) Clause (q) of Section 5.1 of the Security Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
(q) there shall be any lien, claim or encumbrance on any of the Equipment except in favor of Lender or as otherwise granted or permitted herein.
     (h) Section 7.2 of the Security Agreement is hereby amended by deleting the final sentence of such Section and replacing it with the following:
Upon Lender’s assignment of Lender’s entire interest in this Agreement and assignee’s assumption of Lender’s obligations hereunder, Lender shall be relieved, from and after the date of such assignment, of any liability for the performance of any obligation of Lender contained in this Agreement or any document executed in conjunction with this Agreement.
     (i) Clause (j) of Section 7.3 of the Security Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
(j) So long as any of the Liabilities remains unpaid or unperformed, Debtor will provide Lender with such financial information as Lender may reasonably request, including copies of Debtor’s financial statements within 45 days of the end of each of Debtor’s fiscal quarters and within 90 days after the end of each of Debtor’s fiscal years. Such financial statements shall be prepared in accordance with GAAP and on the same basis (reviewed, audited, unaudited, etc.) as Debtor’s financial statements are currently prepared unless advised by Lender otherwise, at which time Debtor will comply with Lender’s request. Debtor represents and warrants that all financial statements delivered will present fairly the financial condition and results of operations and cash flows of the Debtor as of the dates thereof and for the periods then ended.
     (j) Clause (l) of Section 7.3 of the Security Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
(l) Debtor hereby agrees to indemnify, defend and hold harmless Lender and its Affiliates and respective principals, directors, officers, employees, representatives, agents and third-party advisors (each, an “Indemnified Party”) from and against any and all losses, disputes, claims, expenses (including, without limitation, legal expenses), damages and liabilities of whatsoever kind and nature (collectively, “Claims”) arising out of, in connection with, or relating to the Equipment, this Agreement or any other document related hereto; provided, however, that Debtor shall not be liable to indemnify an Indemnified Party pursuant to such indemnity to the extent that a court of final jurisdiction determines that such Claims were caused by the gross negligence or willful misconduct of such Indemnified Party. If allowed by law, the legal expenses shall include the amount of any flat fee, retainer, contingent fee or the hourly charges of any attorney retained by Lender in enforcing any of Lender’s rights hereunder or in the prosecution or defense of any litigation related to this Agreement or the transactions contemplated by this Agreement. This indemnification shall survive the termination or expiration of this Agreement.
     (k) The Delivery and Acceptance of Equipment Section of any Schedule A to the Security Agreement is hereby amended by adding the following sentence to the end of such Section:
Notwithstanding the foregoing, Debtor’s acceptance of the Equipment as to Lender as provided in this Schedule A shall not preclude or limit any of Debtor’s applicable rights against any distributer or manufacturer of the Equipment.
     Section 2. Limitations. The amendment set forth herein is limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Security Agreement, or (b) prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Security Agreement or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Security Agreement or any other documents or instruments executed in connection with the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.
     Section 3. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

     Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.
LENDER: GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ Maria Nejeschleba
Name: Maria Nejeschleba
Title: Authorized Representative
DEBTOR: CHOICE ENVIRONMENTAL SERVICES, INC.
By: /s/ Thomas Aucamp
Name: Thomas Aucamp
Title: EVP
GUARANTOR CONSENT
The undersigned Guarantor confirms its guaranty obligations with respect to the Security Agreement as amended and supplemented and consents to the Amendment set forth above and agrees that Guarantor’s obligations and duties to Lender with regard to the Security Agreement shall not be impaired or otherwise affected by the execution thereof.

GUARANTOR:	GUARANTOR:
By	By
TITLE	TITLE
DATE	DATE

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